UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2020

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 17, 2020, VistaGen Therapeutics, Inc. (the “Company”) held its 2020 Virtual Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 – Election of Directors

	For	Withheld
Jon S. Saxe, J.D., LL.M.	14,242,885	7,608,782
Ann M. Cunningham, MBA	15,498,222	6,353,445
Jerry B. Gin, Ph.D., MBA	14,243,764	7,607,903
Shawn K. Singh, J.D.	15,387,738	6,463,929
H. Ralph Snodgrass, Ph.D.	15,518,454	6,333,213
Brian J. Underdown, Ph.D.	14,244,113	7,607,554

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Board of Directors until the 2021 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	34,045,984	6,434,176	142,139

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of OUM & Co. LLP as the Company’s independent auditors for the fiscal year ending March 31, 2021.

Item 7.01 Regulation FD Disclosure.

Following the adjournment of the formal portion of the Annual Meeting, Mr. Shawn Singh, the Company’s Chief Executive Officer, delivered closing remarks. A copy of Mr. Singh’s closing remarks is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Disclaimer.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: September 18, 2020	By:	/s/ Shawn K. Singh
Shawn K. Singh, JD Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Closing Remarks made by Mr. Shawn Singh at the VistaGen Therapeutics, Inc. 2020 Annual Meeting of Stockholders, dated September 17, 2020